UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2025

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on
May 21, 2025. Stockholders voted as follows on the eight matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	749,639,237	99.21%	5,944,364	1,941,368	182,350,030
Shantella E. Cooper	749,473,661	99.20%	6,080,664	1,970,644	182,350,030
Anthony F. Earley, Jr.	749,344,952	99.17%	6,296,000	1,884,017	182,350,030
James O. Etheredge	752,375,794	99.57%	3,249,469	1,899,706	182,350,030
David J. Grain	725,462,221	96.01%	30,158,017	1,904,731	182,350,030
Donald M. James	726,086,238	96.10%	29,500,982	1,937,749	182,350,030
John D. Johns	744,990,356	98.60%	10,614,859	1,919,754	182,350,030
Dale E. Klein	717,412,635	94.94%	38,206,883	1,905,451	182,350,030
David E. Meador	749,848,563	99.23%	5,816,010	1,860,396	182,350,030
William G. Smith, Jr.	726,178,553	96.10%	29,461,573	1,884,843	182,350,030
Kristine L. Svinicki	749,980,619	99.24%	5,726,445	1,817,905	182,350,030
Lizanne Thomas	747,738,634	98.95%	7,961,282	1,825,053	182,350,030
Christopher C. Womack	720,514,328	95.36%	35,067,353	1,943,288	182,350,030

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
703,548,379	93.44%	49,427,301	4,549,289	182,350,030

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
912,246,021	97.28%	25,535,434	2,093,544	N/A

4.	The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote, which pursuant to the Company’s Restated Certificate of Incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares, was approved based upon the following votes:

Votes For	% Votes Cast For	% Outstanding For	Votes Against	Abstentions	Broker Non-Votes
745,722,382	98.85%	67.78%	8,672,817	3,129,770	182,350,030

5.	The stockholder proposal regarding simple majority vote was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
334,378,712	44.60%	415,369,537	7,776,720	182,350,030

6.	The stockholder proposal regarding disclosing assumptions underlying continued reliance on fossil fuel-based energy was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
55,001,768	7.34%	694,844,390	7,678,811	182,350,030

7.	The stockholder proposal regarding conducting a net zero audit was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
12,859,513	1.71%	737,334,277	7,331,179	182,350,030

8.	The stockholder proposal regarding a report on respecting workforce civil liberties was not approved based upon the following votes:

Votes For	% Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
11,233,860	1.50%	738,347,843	7,943,266	182,350,030

[Item 9.01.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, effective May 27, 2025.

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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